EXHIBIT 10.4

AMENDMENT TO EMPLOYMENT AGREEMENT
BETWEEN
HOWARD HAMBLETON
AND
FIRSTCASH HOLDINGS, INC.

This Amendment to the Employment Agreement (the "Amendment") is made and entered into as of March 3, 2025 by and between FirstCash Holdings, Inc. (the "Company") and Howard Hambleton (the "Executive").
WHEREAS, the Company and the Executive entered into an Employment Agreement dated February 25, 2022 (the "Agreement");
WHEREAS, the Company and the Executive desire to amend the Agreement to extend the term of the Agreement and adjust the base salary;
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.Extension of Term: The ending term of the Agreement (the “Term” as defined in Section 2.) is hereby changed to December 31, 2026 along with the commencement of the automatic renewal provision which is to become effective on December 31, 2026 as well.
2.Base Salary: The Executive's base salary (as defined in Section 4.(a)) shall be adjusted to $681,408 per year, effective as of January 1, 2025.
3.No Other Changes: Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
FirstCash Holdings, Inc.
By: __________________________
Name: Rick Wessel
Title: CEO

Howard Hambleton
By: __________________________
Howard Hambleton